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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): July 2, 2008

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-12387                 76-0515284
(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation                 File Number)            of Incorporation
      or organization)                                       Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                        60045
  (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On July 2, 2008, Tenneco Inc. announced that it successfully completed an offer to exchange up to $250 million principal amount of 8.125% Senior Notes due 2015, which have been registered under the Securities Act of 1933, as amended, for and in replacement of all outstanding 8.125% Senior Notes due 2015, which were issued on November 20, 2007 in a private placement. The company received tenders from holders of $250 million, or 100%, of the aggregate outstanding amount of the original notes.

     The terms of the new notes are substantially identical to the terms of the original notes for which they were exchanged, except that the transfer restrictions and registration rights applicable to the original notes generally do not apply to the new notes.

     The exchange offer expired at 5:00 p.m., ET, on June 30, 2008. The offer was made pursuant to the terms and conditions included in the company's Prospectus dated June 2, 2008.

     A copy of the company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
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99.1          Press release issued July 2, 2008





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TENNECO INC.

Date: July 2, 2008                      By: /s/ David A. Wardell
                                            --------------------------------
                                            David A. Wardell
                                            Senior Vice President, General
                                            Counsel and Corporate Secretary

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